Quarterly Financial Data (FY)	12 Months Ended
Dec. 31, 2018
Quarterly Financial Data [Abstract]
Quarterly Financial Data (Unaudited)

19. QUARTERLY FINANCIAL DATA (UNAUDITED)
The following is a summary of the unaudited quarterly financial information for the years ended December 31, 2018 and 2017. We believe that all necessary adjustments, consisting only of normal recurring adjustments, have been included in the amounts stated below to present fairly, and in accordance with GAAP, the selected quarterly information.

	2018
(in thousands, except per share amounts)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter(1)
Total revenue	$103,199	$104,173	$104,899	$118,121
Net (loss) income attributable to stockholders	(1,600)	(11,351)	(13,228)	65,317
Net (loss) income per share - basic and diluted	(0.01)	(0.06)	(0.07)	0.34

	2017
(in thousands, except per share amounts)	First Quarter	Second Quarter	Third Quarter(2)	Fourth Quarter(3)
Total revenue	$68,303	$69,851	$70,624	$102,765
Net income (loss) attributable to stockholders	1,106	(1,193)	(8,232)	(30,072)
Net income (loss) per share - basic and diluted	0.01	(0.01)	(0.04)	(0.17)

(1)
The increase in net income for the fourth quarter was primarily associated with the gain as a result of the contribution of properties to GRP I. Net income and revenue were also impacted by the Merger.

(2)	The net loss in the third quarter was primarily due to expenses related to the PELP transaction and the termination of our relationship with ARC.

(3)	The increases in revenue and net loss in the fourth quarter were primarily associated with the PELP transaction.